Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Tax at statutory rate	$ (482)	$ (398)
State income tax benefit, net of Federal income tax benefit	(77)	(75)
Deferred tax asset valuation allowance	628	2,211
Other	141	(23)
Income tax expense	$ 210	$ 1,715
Effective tax rate	(14.80%)	(146.60%)